SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

ALUMIFUEL POWER CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-57946	88-0448626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7315 East Peakview Avenue

Englewood, Colorado 80111

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 20, 2015, Pure Energy 714 purchased a note totaling $21,000 in principal and $3,360 in accrued interest from one of our third party note holders and we issued a new note in the amount of $24,360; and on August 11, 2015 Pure Energy 714 purchased an additional note totaling $11,900 in principal and $1,139 in interest and issued a new note in the amount of $13,039 (together the "Pure Energy 2015 Notes"). The Pure Energy 2015 Notes may be converted at any time at a discount to market of 60% and 55%, respectively, of the lowest closing price per share of the Company's common stock for the thirty (30) and twenty (20) trading days, respectively, immediately preceding the date of conversion as adjusted for splits and other events. These notes have an interest rate of 8% per annum and are due in July 2015 and August 2015.

On February 12, 2015 we issued a $31,500 8% convertible note to LG Capital (the "LG 2015 Note"). The LG 2015 Note due in February 2016 has a conversion price of 50% of the lowest trading price per share of the Company's common stock for the twenty (20) trading days immediately preceding the date of conversion.

On March 10, 2015, Black Forest Capital purchased notes totaling $15,000 in principal from one of our third party note holders and issued a replacement convertible note in the amount of $15,000. In addition, this investor loaned the Company an additional $5,000 through a convertible note issued on March 13, 2015. These two notes together comprise a principal balance of $20,000 (together the "Black Forest Capital 2015 Notes"). The Black Forest Capital Notes may be converted at any time at a discount to market of 50% of the lowest closing price per share of the Company's common stock for the twenty (20) trading days immediately preceding the date of conversion as adjusted for splits and other events. These notes have an interest rate of 10% per annum, with a default interest rate of 15%, and are due in March 2016.

On March 10, 2015 we issued a convertible note in the principal amount of $26,500 and on March 30, 2015 another convertible note in the principal amount of total of $38,000 both of which carry interest at 12% to CareBourn Capital, LP. On August 14, 2015 an additional $33,000 in a third 12% convertible note was issued (together the "CareBourn 2015 Notes"). The CareBourn 2015 Notes are due in December 2015 and May 2016 and have a conversion price of 50% of the lowest trading price per share of the Company's common stock for the ten (10) trading days immediately preceding the date of conversion.

On July 2, 2015 an 8% convertible note for $16,500 was issued to David Schaper. This note is due in July 2015 and has a conversion price of 50% of the lowest three trading prices per share of the Company's common stock for the ten (10) trading days immediately preceding the date of conversion.

On August 9, 2016 the Gulfstream 1998 Irrevocable Trust sold certain promissory notes totaling $27,000 convertible at market price of the Registrant's common stock to CareBourn Capital, L.P. These notes are due on demand and carry an interest rate of 8% per annum. As part of the purchase of these notes the Registrant agreed to amend the conversion terms of the notes so that they may be converted at a price equaling 50% of the average of the lowest three last sales prices for AFPW common stock for the twenty trading days immediately preceding the conversion date.

On August 9, 2016 the Gulfstream 1998 Irrevocable Trust sold certain promissory notes totaling $27,000 convertible at market price of the Registrant's common stock to More Capital, LLC. These notes are due on demand and carry an interest rate of 8% per annum. As part of the purchase of these notes the Registrant agreed to amend the conversion terms of the notes so that they may be converted at a price equaling 50% of the average of the lowest three last sales prices for AFPW common stock for the twenty trading days immediately preceding the conversion date.

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Item 3.02 Unregistered Sale of Equity Securities.

The disclosures in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

During the period from January 1, 2015 to the filing of this Report the Registrant issued shares to various third party noteholders upon conversion of principal and/or interest on convertible notes on the dates and amounts as follows:

Date	Total Converted ($)	Conversion Price ($)	Shares Issued
1/5/2015	836.10	0.00075	1,114,800
1/6/2015	1,710.47	0.00075	2,280,626
1/8/2015	582.00	0.00050	1,164,000
1/12/2015	2,139.40	0.00085	2,516,941
1/16/2015	1,190.00	0.00085	1,400,000
1/20/2015	2,251.43	0.00075	3,001,906
1/21/2015	962.78	0.00075	1,283,700
1/22/2015	2,436.00	0.00070	3,480,007
1/22/2015	868.39	0.00050	1,736,796
1/22/2015	2,670.64	0.00075	3,560,853
1/23/2015	1,292.00	0.00076	1,700,000
1/26/2015	3,019.00	0.00070	4,312,858
1/26/2015	1,596.00	0.00076	2,100,000
1/26/2015	3,193.44	0.00075	4,257,920
1/27/2015	2,500.00	0.00056	4,464,285
1/28/2015	1,808.80	0.00076	2,380,000
1/29/2015	4,471.00	0.00075	5,961,334
1/29/2015	2,204.00	0.00076	2,900,000
1/29/2015	4,403.74	0.00075	5,871,653
1/30/2015	1,488.00	0.00050	2,976,000
2/2/2015	2,219.20	0.00076	2,920,000
2/3/2015	1,800.00	0.00056	3,214,285
2/4/2015	5,082.00	0.00060	8,470,000
2/4/2015	3,320.00	0.00080	4,150,000
2/4/2015	3,394.86	0.00073	4,659,000
2/6/2015	5,460.00	0.00050	10,920,000
2/6/2015	2,725.00	0.00050	5,450,000
2/6/2015	3,710.00	0.00070	5,300,000
2/11/2015	2,675.00	0.00050	5,350,000
2/12/2015	4,254.00	0.00035	12,154,286
2/13/2015	2,033.00	0.00025	8,132,000

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2/17/2015	1,980.00	0.00030	6,600,000
2/17/2015	2,250.00	0.00016	14,062,500
2/17/2015	1,120.70	0.00025	4,482,800
2/18/2015	3,639.82	0.00025	14,559,280
2/20/2015	2,231.25	0.00025	8,925,000
2/23/2015	4,508.00	0.00025	18,214,142
2/25/2015	1,533.00	0.00015	10,220,000
2/25/2015	773.75	0.00022	3,517,045
3/2/2015	2,069.93	0.00018	11,499,611
3/3/2015	1,742.62	0.00015	11,617,475
3/3/2015	2,900.00	0.00012	24,166,666
3/4/2015	1,838.61	0.00015	12,257,400
3/5/2015	2,192.40	0.00018	12,180,000
3/6/2015	4,271.22	0.00015	28,474,800
3/6/2015	2,039.00	0.00015	13,593,333
3/9/2015	2,250.00	0.00015	15,000,000
3/9/2015	2,359.50	0.00015	15,730,000
3/12/2015	3,816.00	0.00010	38,160,000
3/12/2015	1,547.10	0.00013	11,900,769
3/13/2015	2,092.61	0.00011	19,023,727
3/16/2015	1,869.89	0.00010	18,698,920
3/16/2015	1,860.00	0.00010	18,600,000
3/16/2015	1,704.50	0.00010	17,045,000
3/17/2015	1,500.00	0.00004	37,500,000
3/19/2015	2,383.55	0.00010	23,835,512
3/24/2015	1,375.00	0.00005	27,500,000
3/25/2015	1,413.00	0.00005	28,260,000
3/27/2015	1,524.03	0.00005	30,480,590
3/30/2015	1,200.00	0.00004	30,000,000
3/31/2015	1,524.23	0.00005	30,484,592
4/8/2015	1,745.00	0.00005	34,900,000
4/9/2015	2,800.00	0.00004	70,000,000
4/10/2015	1,747.00	0.00005	34,940,000
4/10/2015	1,964.27	0.00005	39,285,500
4/13/2015	1,203.59	0.00005	24,071,800
4/15/2015	1,748.97	0.00005	34,979,400
4/15/2015	1,614.29	0.00005	32,285,800
4/16/2015	3,500.00	0.00004	87,500,000
4/17/2015	941.60	0.00005	18,832,000
4/20/2015	2,366.00	0.00005	47,320,000

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4/23/2015	2,785.00	0.00005	55,700,000
4/23/2015	2,813.17	0.00005	56,263,400
4/28/2015	3,050.00	0.00005	61,000,000
4/28/2015	2,733.97	0.00005	54,679,400
4/28/2015	3,272.22	0.00005	65,444,428
5/26/2015	3,504.20	0.00005	70,084,000
6/2/2015	2,758.66	0.00005	55,173,200
6/10/2015	3,800.00	0.00005	76,000,000
6/12/2015	3,115.00	0.00005	62,300,000
6/16/2015	3,997.30	0.00005	79,946,000
6/18/2015	4,032.98	0.00005	80,659,600
7/7/2015	3,110.31	0.00005	62,206,296
8/13/2015	3,500.00	0.00004	87,500,000
8/19/2015	5,000.41	0.00005	100,008,110
8/25/2015	4,695.84	0.00005	93,916,856
8/26/2015	1,210.00	0.00004	30,250,000
8/16/16	5,155.24	0.00005	103,104,754
8/24/16	5,459.45	0.00005	109,188,930
8/29/16	5,560.00	0.00005	111,200,000

The Registrant offered and sold the securities in reliance on an exemption from federal registration under Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. We relied on this exemption and rule based on the fact that there were a limited number of investors, all of whom were accredited investors and (i) either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (ii) we had obtained subscription agreements from such investors indicating that they were purchasing for investment purposes only. The securities were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUMIFUEL POWER CORPORATION

Date: August 29, 2016	By:	/s/ Thomas B. Olson
Thomas B. Olson
Secretary

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